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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 19, 2007
                        (Date of earliest event reported)

                                DST SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           1-14036                                    43-1581814
     (Commission File Number)              (I.R.S. Employer Identification No.)

  333 West 11th Street, Kansas City, Missouri                   64105
   (Address of principal executive offices)                   (Zip Code)

                                 (816) 435-1000
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01  Entry into a Material Definitive Agreement

         DST Systems, Inc. ("DST") has entered into a Fourth Amendment to Credit Agreement, dated as of July 19, 2007 (the "Fourth Amendment"), amending the Credit Agreement dated as of June 28, 2005, as amended (the "Credit Agreement") for DST's $600 million unsecured revolving credit facility. The Fourth Amendment is among DST, the Lenders identified in the Fourth Amendment and Bank of America, N.A. as Administrative Agent, L/C Issuer and Swing Line Lender. A copy of the Fourth Amendment is attached as Exhibit 10.1 to this report.

         The Fourth Amendment amends the Credit Agreement by, among other things: (i) excluding from the prohibition on restricted payments (as defined in the Credit Agreement), for the period prior to December 31, 2008, repurchases or redemptions by DST of its capital stock using a portion of the proceeds received by DST from Asurion Corporation on July 3, 2007, in connection with the purchase by certain private equity firms of a significant stake in Asurion Corporation, as described in DST's current report on Form 8-K dated July 3, 2007, as filed with the Securities and Exchange Commission on July 6, 2007; (ii) increasing the amount of permitted restricted payments for the last half of 2007; (iii) clarifying that the restriction on using proceeds of loans or letters of credit to purchase or carry margin stock applies only to circumstances in which such use would violate Regulation U issued by the Federal Reserve Board; and (iv) allowing a one time addition of $150,000,000 to the $50,000,000 exclusion on real property liens if incurred prior to June 30, 2008.

          The above description of the Fourth Amendment is qualified in its entirety by reference to the terms of the Fourth Amendment attached hereto as
Exhibit 10.1.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number         Description

10.1           Fourth Amendment to Credit Agreement, dated as of July 19, 2007

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 25th day of July, 2007.

                         DST SYSTEMS, INC.

                         By:   /s/ Kenneth V. Hager
                         Kenneth V. Hager
                         Vice President, Chief Financial Officer and Treasurer


                                                                  EXHIBIT 10.1

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of July 19, 2007 to the Credit Agreement referenced below is by and among DST Systems, Inc., a Delaware corporation (the "Borrower"), the Lenders identified on the signature pages hereto and Bank of America, N.A. as Administrative Agent, L/C Issuer and Swing Line Lender (the "Administrative Agent").

                               W I T N E S S E T H

         WHEREAS, $600 million in credit facilities have been established in favor of the Borrower pursuant to the terms of that Credit Agreement dated as of June 28, 2005 (as modified by that certain Consent dated as of December 22, 2005, as amended by that certain First Amendment to Credit Agreement dated as of February 17, 2006, that certain Second Amendment to Credit Agreement dated as of September 1, 2006, that certain Third Amendment to Credit Agreement dated as of April 16, 2007 and as may be further amended, restated, modified or supplemented from time to time, the "Credit Agreement") among the Borrower, the Lenders identified therein (the "Lenders") and the Administrative Agent;

         WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

         WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

         2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is amended in the following respects:

                  (a) Section 8.06 is amended by deleting the word "and" at the end of clause (j) thereof, deleting clause (k) thereof in its entirety and replacing it with the following clauses (k) and (l):

                  (k) with respect to the period prior to December 31, 2008 only, the Borrower may repurchase or redeem its Capital Stock utilizing up to $600,000,000 of the proceeds received by the Borrower from Asurion Corporation on July 3, 2007, in connection with the purchase by certain private equity firms of a significant stake in Asurion Corporation; and

                  (l) in addition to the foregoing, the Borrower may make dividends and repurchase or redeem its Capital Stock and/or settle forward equity transactions in an aggregate amount in any fiscal year not to exceed 10.0% of Consolidated Net Tangible Assets (measured as of the last day of the immediately preceding fiscal year for which the Required Financial Information has been received by the Administrative Agent); provided that with respect to the fiscal year of the Borrower ending December 31, 2007, (i) for the period of January 1, 2007 through June 30, 2007, the Borrower may make dividends and repurchase or redeem its Capital Stock and/or settle forward equity transactions in an aggregate amount not to exceed 10.0% of Consolidated Net Tangible Assets (measured as of the last day of the immediately preceding fiscal year for which the Required Financial Information has been received by the Administrative Agent) and (ii) for the period of July 1, 2007 through December 31, 2007, the Borrower may make dividends and repurchase or redeem its Capital Stock and/or settle forward equity transactions in an aggregate amount not to exceed 10.0% of Consolidated Net Tangible Assets (measured as of the last day of the immediately preceding fiscal year for which the Required Financial Information has been received by the Administrative Agent).

                  (b) Section 6.14(a) is hereby amended by deleting the last sentence of such section and replacing it with the following:

                  No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB) in violation of Regulation U issued by the FRB.

                  (c) Section 8.01(p) is hereby deleted in its entirety and replaced with the following:

                  Liens not otherwise permitted by this Section 8.01 on real property of the Borrower and its Subsidiaries securing Indebtedness in an aggregate principal amount at any time outstanding not to exceed (i) $50,000,000 or (ii) in addition to clause (i), an additional $150,000,000 to the extent such Indebtedness is incurred on a one time basis on or before June 30, 2008; and

                  (d) Section 8.10 is hereby deleted in its entirety and replaced with the following:

                  Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U issued by the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose in violation of Regulation U issued by the FRB.

         3. Waiver of Events of Default. Notwithstanding the provisions of the Credit Agreement to the contrary, the Required Lenders hereby waive any Defaults or Events of Default that may exist on or prior to the date hereof under Sections 6.14(a) and 8.10 of Credit Agreement as a result of the Borrower's use of the proceeds of the Loans to repurchase the Borrower's stock which is margin stock (within the meaning of Regulation U issued by the FRB).

         4. Conditions Precedent. This Amendment shall become effective upon the satisfaction of the following conditions:

         (a) Execution of Counterparts of Amendment. Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders; and

         (b) Form U-1's. Receipt by the Administrative Agent for each Lender of a Federal Reserve Form U-1 duly executed and completed by the Borrower in form and substance satisfactory to the Administrative Agent.

         (c) Fees and Expenses. The payment by the Borrower to the Administrative Agent (or its Affiliates) of all fees and reasonable expenses relating to this Amendment which are due and payable on the date hereof including all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

         5. Representations and Warranties. The Borrower hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Amendment, or will occur as a result of the transactions contemplated hereby.

         6. No Other Changes; Ratification. Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect. The term "this Agreement" or "Credit Agreement" and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. This Amendment shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Borrower with all terms and conditions of the Credit Agreement in all other instances,
         (iii) be deemed a waiver of any transaction or future action on the part of the Borrower requiring the Lenders' or the Required Lenders' consent or approval under the Credit Agreement, or (iv) except as waived hereby with respect to the Defaults or Events of Default under Sections 6.14(a) and 8.10 of the Credit Agreement, be deemed or construed to be a wavier or release of, or a limitation upon, the Administrative Agent's or the Lenders' exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

         7. Counterparts; Facsimile/Email. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail by any party hereto shall be effective as such party's original executed counterpart.

         8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

         9. Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                           DST SYSTEMS, INC.,
                                    a Delaware corporation


                                    By: /s/ Kenneth V. Hager
                                    Name:  Kenneth V. Hager
                                    Title:  Vice President, CFO & Treasurer

                           [signature pages continue]

ADMINISTRATIVE AGENT
AND LENDERS:                                         BANK OF AMERICA, N.A.,
                                                     as Administrative Agent


                                                     By: /s/ Mollie S. Canup
                                                     Name:  Mollie S. Canup
                                                     Title:  Vice President


                                                     BANK OF AMERICA, N.A.,
                                                     as a Lender, L/C Issuer
                                                     and Swing Line Lender


                                                     By:  /s/ Aileen Supena
                                                     Name:  Aileen Supena
                                                     Title:  Vice President


                                                     CITIBANK, N.A.


                                                     By: /s/ Matthew Nichols
                                                     Name:  Matthew Nichols
                                                     Title: Managing Director


                                                     U.S. BANK NATIONAL
                                                     ASSOCIATION


                                                     By: /s/ Michael J. Reymann
                                                     Name: Michael J. Reymann
                                                     Title: Senior Vice
                                                     President


                                                     WELLS FARGO BANK, N.A.


                                                     By:  /s/ Tammy R. Henke
                                                     Name:  Tammy R. Henke
                                                     Title:  Vice President


                                                     WACHOVIA BANK, NATIONAL
                                                     ASSOCIATION


                                                     By: /s/ Karin E. Samuel
                                                     Name:  Karin E. Samuel
                                                     Title:  Vice President


                                                     SUMITOMO MITSUI BANKING
                                                     CORP., NEW YORK


                                                     By:  /s/ David A. Buck
                                                     Name:  David A. Buck
                                                     Title: Senior Vice
                                                     President


                                                     LLOYDS TSB BANK plc


                                                     By: /s/ Windsor R. Davies
                                                     Name: Windsor R. Davies
                                                     Title:  Managing Director
                                                     Corporate Banking USA


                                                     By:  /s/ Carlos Lopez
                                                     Name:  Carlos Lopez
                                                     Title:  Associate Director
                                                     Corporate Banking USA


                                                     MIZUHO CORPORATE BANK (USA)


                                                     By: /s/ Bertram H. Tang
                                                     Name:  Bertram H. Tang
                                                     Title:  Senior Vice
                                                     President & Team Leader


                                                     COMMERZEBANK
                                                     AKTIENGESELLSCHAFT,
                                                     NEW YORK BRANCH AND
                                                     GRAND CAYMAN BRANCHES


                                                     By:  /s/ Al Morrow
                                                     Name:  Al Morrow
                                                     Title: Assistant Vice
                                                     President

                                                     By:  /s/ John Marlatt
                                                     Name:  John Marlatt
                                                     Title: Senior Vice
                                                     President


                                                     UMB BANK,N.A.


                                                     By: /s/ Douglas F. Page
                                                     Name:  Douglas F. Page
                                                     Title: Executive Vice
                                                     President


                                                     COMMERCE BANK, N.A.


                                                     By: /s/ David C. Enslen
                                                     Name:  David C. Enslen
                                                     Title: Senior Vice
                                                     President


                                                     THE BANK OF
                                                     TOKYO-MITSUBISHI UFJ, LTD.,
                                                     CHICAGO BRANCH


                                                     By: /s/ Hirotsugu Hayashi
                                                     Name: Hirotsugu Hayashi
                                                     Title:  General Manager